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                                                                     Exhbit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated March 29, 2000, included in this Form 10-K into Medallion Financial Corp.'s previously filed registration statements on Form S-8 (File Nos. 333-19057 and 333-27977).


                                                     /s/ Arthur Andersen LLP

New York, New York
March 29, 2000